UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 5, 2012

Medical International Technology, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-31469	84-1509950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1872 Beaulac
Ville Saint-Laurent
Montrйal, Quйbec, Canada H4R 2E7
(Address of principal executive offices)(Zip Code)

(514) 339-9355
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 5, 2012, Medical International Technology, Inc. (the “Company”) sent a status report regarding the current and future state of the Company to investors. A copy of this report is attached hereto as Exhibits 99.1.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1      Status Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL INTERNATIONAL TECHNOLOGY, INC.

Date: June 5, 2012	By:	/s/ Karim Menassa
Karim Menassa President and Principal Executive Officer Interim Secretary and Chief Financial Officer